UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 4, 2013

__________________________

BPZ Resources, Inc.
(Exact name of registrant as specified in its charter)

__________________________

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(Address of Principal Executive Offices)

(281) 556-6200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure.

On February 5, 2013 representatives of BPZ Resources, Inc. (“the Company”), made presentations at the Credit Suisse Annual Energy Summit in Vail, Colorado.  A copy of the presentation materials is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources Inc. Presentation at the Credit Suisse Annual Energy Summit in Vail, Colorado, dated February 5, 2013, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: February 5, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources Inc. Presentation at the Credit Suisse Annual Energy Summit in Vail, Colorado, dated February 5, 2013, and furnished with this report.

4